Exhibit 99.1

GTE Financial
711 E. Henderson Avenue
Tampa, Florida 33602
Independent Accountants’ Report
 on Applying Agreed-Upon Procedures
We have performed the procedures described below, which were agreed to by GTE Financial (the “Company” or the “Specified Party”) related to their evaluation of certain information with respect to a portfolio of automobile loans in connection with the proposed offering of GTE Auto Receivables Trust 2019-1, Asset Backed Notes.
The Company is responsible for the information provided to us, including the information set forth in the Statistical Loan File (as defined herein). The sufficiency of these procedures is solely the responsibility of the Specified Party of this report. Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.
Agreed-Upon Procedures
On July 2, 2019, representatives of Stifel, Nicolaus & Company, Incorporated (“Stifel”), on behalf of the Company, provided us with an automobile loan listing with respect to 10,547 automobile loans (the “Automobile Loan Listing”). At the Company’s instruction, we randomly selected 125 automobile loans from the Automobile Loan Listing (the “Sample Loans”).
Further, on July 2, 2019, representatives of Stifel, on behalf of the Company, provided us with a computer-generated automobile loan data file and related record layout containing data, as represented to us by the Company, as of June 30, 2019, with respect to each of the 10,547 automobile loans indicated on the Automobile Loan Listing (the “Statistical Loan File”).
At the Company’s instruction, we performed certain comparisons and recomputations for each of the Sample Loans relating to the automobile loan characteristics (the “Characteristics”) set forth on the Statistical Loan File and indicated below.
Characteristics
1. Borrower state	7. Model type (new/used)
2. Vehicle identification number (“VIN”)	8. Vehicle make
3. Origination date	9. Vehicle model
4. Original amount financed	10. Vehicle model year
5. Original term to maturity	11. Original monthly P&I payment
6. Original annual percentage rate (“APR”)	12. FICO score

We compared Characteristics 1. through 11. to the corresponding information set forth on the Installment Sales Contract, the Lending Plan or the Advance Receipt (collectively, the “Contract”) and to screen shots from the Company’s loan servicing system (the “Servicing System Screen Shots”).

Member of Deloitte Touche Tohmatsu Limited

We compared Characteristic 12. to the corresponding information set forth on the Servicing System Screen Shots.
Further, we compared Characteristic 1. to the Title Certificate or Application for Title (collectively, the “Title Certificate”).
For purposes of our procedures and at your instruction:
●	with respect to our comparison of Characteristic 3. differences of 15 days or less are deemed to be “in agreement;”

●
with respect to our comparison of Characteristic 7. for Sample Loans that did not indicate a model type on the Contract, we were instructed by the Company to note the model type as (i) “New,” if (a) the model year (as set forth on the Contract) was the same year as, or one year earlier than, the year of the origination date (as set forth on the Contract) and (b) the odometer reading (as set forth on the Title Certificate) was less than or equal 10,000 miles or (ii) “Used,” to the extent the criteria in clause (i) was not met; and

●
with respect to our comparison of Characteristic 12., in those instances where we observed both a FICO score and a custom score on the Servicing System Screen Shot, we compared the higher of the FICO score or the custom score, as set forth on the Servicing System Screen Shot, to the FICO score set forth on the Statistical Loan File.

In addition to the procedures described above, for each of the Sample Loans, we observed the existence of the following:
●	a Title Certificate (as defined above);

●	the security interest of the Company is indicated on a Title Certificate;

●	a Credit Application or an Application for Financing (collectively, the “Application”);

●	a Credit Bureau Report for the borrower and co-borrower (if applicable) (as set forth on the Servicing System Screen Shots);

●	a Truth-in-Lending Disclosure Statement; and

●
the Agreement to Provide Insurance, Verification of Insurance, Policy Declaration, Certificate of Insurance, Insurance Identification Card, Insurance Verification Request, Insurance Application, Binder of Insurance, Proof of Insurance, Lien Holder Service Center Summary or other related correspondence (collectively, the “Agreement to Provide Insurance”).

The automobile loan documents described above, including any information obtained from the indicated systems, and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Loan Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Loan Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Loan Documents. In addition, we make no representations as to whether the Loan Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Loans.

Agreed-Upon Procedures’ Findings
The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Loan File were found to be in agreement with the above mentioned Loan Documents, except as described in Appendix A. Supplemental information is contained on Appendix B.
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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the automobile loans underlying the Statistical Loan File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the automobile loans or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.
It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.
This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or conclusion, respectively, on the accompanying information. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.
None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.
None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.
This report is intended solely for the information and use of the Specified Party identified above and is not intended to be and should not be used by anyone other than these Specified Party.
Yours truly,
/s/ Deloitte & Touche LLP
October 23, 2019

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated October 23, 2019.
In applying our agreed-upon procedures as outlined above, we observed the following:
Exception Description Number	Exception Description

1	One difference in original annual percentage rate.
2	One difference in model type.
3	One difference in original monthly P&I payment.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated October 23, 2019
Supplemental Information Related to the Findings Set Forth on Appendix A
Exception Description Number	Sample Loan Number	Characteristic	Characteristic set forth on the Statistical Loan File	Characteristic set forth on the Contract
1	[Redacted]	Original annual percentage rate	4.49%	3.74%
2	[Redacted]	Model type	Used	New
3	[Redacted]	Original monthly P&I payment	$281.49	$281.53

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.